Mentor Income Fund, Inc.
Semi-Annual Report
April 30, 1998
--------------------------------------------------------------------------------

The Fund


   []A closed-end investment fund that invests primarily in high-quality fixed-income securities. The Fund is listed on the New York Stock Exchange with common shares traded under the symbol, MRF.



Investment Objective


   []To achieve high monthly income consistent with preservation of capital.



Dividend Objective


   []To distribute monthly income in excess of that attainable from investments in U.S. Treasury securities having the same maturity as the expected average life of the Fund's investments.

Report from the Chairman and President

We appreciate the opportunity to provide the Semi-Annual Report to shareholders for Mentor Income Fund for the six months ended April 30, 1998. Regardless of market environment, the Fund's primary mission remains the same, to provide attractive income and competitive net asset value total returns to shareholders.


During the six months ended April 30, 1998, the Fund paid dividends totaling $0.41 per share, which represents an annualized yield of 9.37% based on the Fund's closing market price of $8.75 on April 30, 1998. These monthly dividends have provided the Fund's shareholders with a significant income advantage over the average yield-to-maturity of 5.75%, attainable during the period from treasury securities having the same approximate maturity as the average life of the Fund's investments. Of course, treasuries are guaranteed as to principal and interest, while the Fund's shares are not guaranteed and will fluctuate in value.

Mentor Income Fund, Inc.
Semi-Annual Report
April 30, 1998
--------------------------------------------------------------------------------

Market Conditions
Chart I: A Period of Stable Interest Rates

                           [GRAPH]

                  10/31/97                 4/30/98

3 Mos.              5.19                     4.98
6 Mos.              5.31                     5.22
1 Yr.               5.35                     5.38
2 Yr.               5.61                     5.57
3 Yr.               5.68                     5.6
5 Yr.               5.72                     5.64
10 Yr.              5.83                     5.67
30 Yr.              6.15                     5.95


Source: Bloomberg

As Chart I indicates, during the six-month period ended April 30, 1998 interest rates remained stable to moderately lower across the yield curve. Three-month yields fell 0.22% and 30-year rates fell 0.20%. Two and 10-year treasuries closed the period at 5.57% and 5.67%, down 0.04% and 0.16% respectively from the beginning of the period. The Federal Reserve continued to leave the federal funds rate (the rate member banks charge each other on inter-bank loans and the primary way in which the Fed influences short-term interest rates) unchanged, continuing the neutral monetary stance that the Fed has maintained since its last tightening in March, 1997.


The attractive combination of low inflation and moderate growth, which has characterized the domestic economy in recent years, remains intact. Annualized GDP (gross domestic product), the most comprehensive measure of domestic economic growth, increased at a rate of 3.7% for the fourth quarter of 1997, and preliminary indications are that first-quarter 1998 growth could be as high as 4.8%.


Despite continued steady economic growth, inflation at both the wholesale and retail levels remains remarkably subdued. At no time during the past year has the monthly CPI (consumer price index) increase exceeded 0.2%. The PPI (producer price index) readings have been even weaker. During five of the last six months PPI numbers have been negative, resulting in a negative year-to-date annualized producer price growth rate. That negative growth rate points to an

Mentor Income Fund, Inc.
Semi-Annual Report
April 30, 1998
--------------------------------------------------------------------------------


emerging deflationary environment for basic industrial commodities such as oil and metals. Amazingly, falling prices such as these are occurring in a period of the lowest unemployment rates of the past 30 years. In fact, the 4.3% to 4.7% unemployment rates experienced during the early months of 1998 represent levels that were viewed well below "full employment" only a few years ago.



Effect on the Fund
When compared to the indexes which we have traditionally used to assess our performance, our results for the six-month period ending April 30, 1998 trailed on a relative basis. As Chart II indicates, the Fund's 1.30% net asset value total return for the six-months ended April 30, 1998 compares to the 3.58%, 3.59%, and 3.54% returns posted by the Merrill Lynch Mortgage, Government Bond, and 7-year Treasury indexes, respectively.* The return of the Fund's Lipper U.S. Mortgage Bond Fund peer group was 2.96%.**

Chart II: Relative Performance
(10/31/97 - 4/30/98)


                            [GRAPH]

Mentor Income Fund    1.29
Lipper Peer Group     2.96
Mortgage Index        3.58
Gov't Bond Index      3.59
7-Year Treasury       3.54


Source: Lipper Analytical Services, Inc. and Merrill Lynch



Portfolio Strategy
Throughout the six-month period common themes continued to support our strategy for seeking to fulfill our objectives - to provide attractive income, maintain risk close to that of intermediate treasuries, and capitalize on the investment opportunities provided within the guidelines of our investment policy.***


As we had expected, the turmoil in emerging Asian markets and Japan has been positive for U.S. fixed-income markets, particularly the highest quality sectors such as U.S. treasuries. The current low interest rate environment has made

Mentor Income Fund, Inc.
Semi-Annual Report
April 30, 1998
--------------------------------------------------------------------------------

mortgage refinancing particularly attractive for homeowners. As a result, we reconfigured our portfolio to take advantage of the increased likelihood of mortgage prepayments. It was our belief that increased prepayment pressure would inevitably negatively affect the relative attractiveness of mortgage-backed bonds. Likewise, we felt that the Asian crisis would negatively affect the earnings of U.S. multi-national corporations that rely on exports to those countries. The likely consequence of this lack of predictability of corporate earnings would be a widening of spreads. This anticipated widening of spreads versus treasuries did in fact occur in both the mortgage and corporate markets. By quarter-end, however, widened spreads made high-grade mortgage and corporate product sufficiently attractive to cause us to reverse course and selectively raise non-treasury allocations within the Fund.


At the end of April we maintained a portfolio duration tilt approximately 5-to-10% longer than our Merrill Lynch 7-year Treasury Index benchmark, a modest extension from the portfolio duration at the beginning of the period. During the period we also sold our international bond positions, replacing them with domestic holdings.



Market Outlook
The outlook is little changed from what it appeared to be at the beginning of the year. Prospects for continued low inflation remain good. The likely long-term consequence is that long rates, which are more sensitive to inflation than they are to economic growth, are likely to continue to decline over the course of the year.


Still unknown is the ultimate effect of Pacific Rim dislocations on the rate of U.S. domestic growth. So far, the effect appears more modest than expected. Declining exports and surging imports have depressed U.S. growth rates; but accelerating domestic consumption expenditures driven by the lower rate environment have offset the damage. It seems clear, however, that the crisis in Asia has prevented inflationary pressures from emerging in the U.S. economy, as exhibited by year-to-date inflation trends. Low inflation should continue to provide an attractive environment for lower interest rates.

Mentor Income Fund, Inc.
Semi-Annual Report
April 30, 1998
--------------------------------------------------------------------------------

Dividend Reinvestment Plan
Shareholders who wish to purchase additional shares can do so through the Fund's automatic dividend reinvestment plan. More than 60% of the Fund's shareholders participate in this plan. If you would like to receive information about the plan, please call our plan agent at (800) 426-5523.


Sincerely,

/s/ Daniel J. Ludeman
---------------------

Daniel J. Ludeman
Chairman


/s/ Paul F. Costello
--------------------

Paul F. Costello
President

     * The Merrill Lynch Mortgage Index is a composite of fixed-rate mortgage pass-through securities. The Merrill Lynch Government Bond Index is a composite of 2,347 treasury and agency issues with maturities ranging from one to 30 years. The Merrill Lynch 7-Year Treasury Index is adjusted to reflect reinvestment of interest on securities in the index. It is not adjusted to reflect sales loads, expenses, or other fees that the SEC requires to be reflected in the Portfolio's performance. Of course, treasuries are guaranteed as to principal and interest, while the Fund's shares are not guaranteed and will fluctuate. Performance does not include sales charges and does include reinvestment of all distributions.

    ** Lipper Analytical Services, Inc. is one of the worlds largest providers of performance and other statistical information on the mutual fund industry.

   *** While the managers seek to fulfill these objectives, there is no guarantee that their process will be successful.

Mentor Income Fund, Inc.
Portfolio of Investments
April 30, 1998 (Unaudited)


                                                                            Principal       Market
                                                  Percent of Net Assets      Amount         Value
-----------------------------------------------------------------------------------------------------
Long-Term Investments                              137.86%
-----------------------------------------------------------------------------------------------------
Preferred Stock                                      4.60%
 Home Ownership Funding Corporation
   (cost $5,287,705)                                                     $ 5,650,000    $5,423,339
-----------------------------------------------------------------------------------------------------
U.S. Government Securities and Agencies             66.66%
-----------------------------------------------------------------------------------------------------
 Federal Home Loan Mortgage Corporation
   6.50%, Series 1647 B, 11/15/08 - REMIC                                  9,386,690     9,308,396
   6.00%, Series 1693 Z, 3/15/09 - REMIC                                   5,965,400     5,650,516
   6.00% -  10.75%, 9/01/09 - 1/01/28 (d)                                  7,533,957     7,519,259
 Federal National Mortgage Association
   10.50%, 11/01/18                                                        4,709,515     5,227,953
   6.00%-6.50%, 12/01/13-3/01/28 (d)                                      18,322,341    17,871,540
   6.50%, Series 98-24, Class JZ, 5/18/98                                  3,375,000     3,229,453
   7.48%, 7/01/27 - ARM                                                       25,412        25,412
 Government National Mortgage Association
   7.00%, 15-year Platinum, 12/15/08 (d)                                   4,118,516     4,192,283
   6.50% - 11.50%, 2/15/13 - 3/15/28 (d)                                   5,132,611     5,106,553
   4.50% - 7.00%, 12/20/22 - 1/20/28 - ARM (d)                            13,794,075    13,881,587
   U.S. Treasury Strips, 11/15/21 (d)                                     27,300,000     6,525,765
-----------------------------------------------------------------------------------------------------
Total U.S. Government Securities and Agencies
 (cost $78,325,823)                                                                     78,538,717
-----------------------------------------------------------------------------------------------------
Corporate Bonds                                    14.09%
-----------------------------------------------------------------------------------------------------
Finance                                                     10.48%
 Capital One Bank, 7.15%, 9/15/06,
   puttable 9/15/99                                                        4,000,000     4,067,936
 Lehman Brothers, Inc., 7.50%, 8/01/26,
   puttable 8/01/03                                                        1,500,000     1,609,887
 NationsBank Corporation, 7.50%, 9/15/06                                   1,500,000     1,611,766
 Salomon, Inc., 7.65%, 6/27/05                                             2,700,000     2,876,620
 Travelers Group, Inc., 9.50%, 3/01/02                                     1,000,000     1,114,735
 United Dominion Realty, 7.25%, 1/15/07                                    1,050,000     1,071,630
-----------------------------------------------------------------------------------------------------
                                                                                        12,352,574
-----------------------------------------------------------------------------------------------------

Mentor Income Fund, Inc.
Portfolio of Investments
April 30, 1998 (Unaudited)


                                                                            Principal        Market
                                                 Percent of Net Assets       Amount          Value
-------------------------------------------------------------------------------------------------------
Corporate Bonds (continued)
-------------------------------------------------------------------------------------------------------

Utilities                                                    3.61%
 Mississippi Power & Light Company, 8.80%,
   4/01/05, callable 7/06/98                                             $ 4,250,000    $  4,250,000
-------------------------------------------------------------------------------------------------------
Total Corporate Bonds (cost $16,246,666)                                                  16,602,574
-------------------------------------------------------------------------------------------------------
Private Issues                                     40.37%
-------------------------------------------------------------------------------------------------------
Adjustable Rate Mortgages                                    7.89%
 California Federal Bank
   Series 1991-2, Class A, 7.38%, 7/15/21 (b)                                457,404         457,455
 Kidder Peabody Acceptance Corporation Series
   1989-3, Class A, 8.91%, 6/20/19 (b)                                       760,292         764,232
 PaineWebber Mortgage Acceptance Corporation
   Series 1993-1, Class M-1, 7.82%, 3/25/23                                1,044,443       1,049,840
   Series 1993-3, Class M-1, 7.70%, 4/25/23                                1,446,590       1,454,090
 Sears Mortgage Securities Corporation
   Series 1992-9, Class A, 7.76%, 10/25/21 (b)                             1,251,589       1,275,300
 Structured Asset Securities Residential Trust
   Series 1990-1, Class A, 7.79%, 4/01/20                                  4,213,352       4,289,665
-------------------------------------------------------------------------------------------------------
                                                                                           9,290,582
-------------------------------------------------------------------------------------------------------
Asset-Backed Securities                             6.97%
 Advanta Mortgage Loan Trust, Series 1993-3
   Class A5, 5.55%, 1/25/25                                                1,231,938       1,174,261
 AFG Receivables Trust, 6.45%, 9/15/00                                       482,889         482,372
 CS First Boston, Series 1996-2 Class A6,
   7.18%, 2/25/18                                                          2,750,000       2,793,422
 Olympic Automobiles Receivables Trust,
   Series 1994-B Class A2 6.85%, 6/15/01                                     925,848         930,579
 Old Stone Credit Corporation Home Equity
   Trust, Series 1993-2, 6.20%, 6/15/08                                    1,201,977       1,190,783
 Union Acceptance Corporation Auto Trust,
   Series 1996-B, 6.45%, 7/08/03                                           1,630,382       1,637,249
-------------------------------------------------------------------------------------------------------
                                                                                           8,208,666
-------------------------------------------------------------------------------------------------------

Mentor Income Fund, Inc.
Portfolio of Investments
April 30, 1998 (Unaudited)


                                                                              Principal        Market
                                                   Percent of Net Assets       Amount          Value
---------------------------------------------------------------------------------------------------------
Private Issues (continued)
----------------------------------------------------------------------------------------------------------

Collateralized Mortgage Obligation                          25.29%
 General Electric Capital Mortgage Services
   Series 1993-18 Class B1, 6.00%, 2/25/09 (a)                             $ 1,985,795    $  1,914,037
   Series 1996-4 Class B1, 7.00%, 3/25/26                                    4,414,150       4,369,837
   Series 1998-1, Class M, 6.75%, 1/25/13                                      743,685         746,637
   Series 1998-3, Class M, 7.00%, 1/25/28                                    2,740,434       2,742,344
 NASCOR
   Series 1996-2 Class M, 7.00%, 9/25/11                                     1,789,066       1,803,579
   Series 1997-7 Class M, 7.00%, 5/25/27                                     1,584,728       1,598,595
 Prudential Home Mortgage Securities
   Series 1993-27 Class M, 7.50%, 5/25/23                                    3,224,338       3,319,340
   Series 1993-22 Class M, 7.00%, 7/25/23                                    4,743,917       4,791,124
   Series 1994-29 Class M, 7.00%, 10/25/24                                   3,176,198       3,194,214
   Series 1995-5 Class M, 7.25%, 9/25/25                                     2,574,971       2,626,383
   Series 1995-5 Class B1, 7.25%, 9/25/25 (a)                                2,659,667       2,697,714
----------------------------------------------------------------------------------------------------------
                                                                                            29,803,804
----------------------------------------------------------------------------------------------------------
Interest Only Securities                                     0.22%
 Contimortgage Home Equity Loan Trust
   Series 94-3, A2I0, 0.13%, 3/15/14 (c)                                    70,280,914         263,553
----------------------------------------------------------------------------------------------------------
Total Private Issues (cost $45,834,889)                                                     47,566,605
----------------------------------------------------------------------------------------------------------
Residual Interests (a)                              12.14%
----------------------------------------------------------------------------------------------------------
 Capital Mortgage Funding, Inc., 1997-13,
   11/20/22                                                                     35,545         637,537
 Capital Mortgage Funding, Inc., 1998-1,
   1/22/27                                                                      44,816         711,254
 General Mortgage Securities, Inc., 1989-2, 1998,
   4/17/19                                                                      21,287       1,073,392
 General Mortgage Securities II, Inc., 1991-4,
   1998, 3/28/20                                                                   776         329,198
 General Mortgage Securities II, Inc., 1991-7,
   1997, 6/28/30                                                                   705         394,660
 General Mortgage Securities II, Inc., 1995-1,
   1998, 6/25/20                                                                18,024         482,070

Mentor Income Fund, Inc.
Portfolio of Investments
April 30, 1998 (Unaudited)


                                                                              Principal        Market
                                                   Percent of Net Assets       Amount          Value
---------------------------------------------------------------------------------------------------------
Residual Interests (a) (continued)
---------------------------------------------------------------------------------------------------------

 General Mortgage Securities II, Inc., 1995-4,
   1997, 6/25/23                                                           $    11,002    $    457,424
 General Mortgage Securities II, Inc., 1997-4,
   5/20/22                                                                      18,749         799,032
 General Mortgage Securities II, Inc., 1997-5,
   7/20/23                                                                      27,928         868,161
 National Mortgage Funding I, Inc., 1992-4, 1997,
   6/01/29                                                                       8,348         680,310
 National Mortgage Funding I, Inc., 1993-1, 1998,
   6/18/14                                                                      40,355         586,874
 National Mortgage Funding I, Inc., 1995-4, 1997,
   3/20/21                                                                       9,479         167,784
 National Mortgage Funding I, Inc., 1996-1, 1998,
   4/25/25                                                                      30,473         493,597
 National Mortgage Funding I, Inc., 1997-6,
   9/20/21                                                                      39,311         842,724
 National Mortgage Funding I, Inc., 1997-7,
   7/20/22                                                                      39,997         816,341
 National Mortgage Funding I, Inc., 1997-8,
   2/20/23                                                                      73,660         833,246
 National Mortgage Funding I, Inc., 1997-9,
   11/20/24                                                                     29,924         816,837
 National Mortgage Funding I, Inc., 1997-10,
   10/20/24                                                                     39,873         586,535
 National Mortgage Funding I, Inc., 1998-1,
   10/20/22                                                                     20,700         559,392
 National Mortgage Funding I, Inc., 1998-2,
   10/20/23                                                                     22,988         588,074
 National Mortgage Funding I, Inc., 1998-3,
   11/20/23                                                                     23,244         585,598
 National Mortgage Funding I, Inc., 1998-4,
   10/25/29                                                                        784         530,866
 National Mortgage Funding I, Inc., 1998-5,
   11/25/22                                                                     10,114         465,238
---------------------------------------------------------------------------------------------------------
Total Residual Interests (cost $14,706,307)                                                 14,306,144
---------------------------------------------------------------------------------------------------------
Total Long-Term Investments (cost $160,401,390)                                            162,437,379
---------------------------------------------------------------------------------------------------------

Mentor Income Fund, Inc.
Portfolio of Investments
April 30, 1998 (Unaudited)


                                                                          Principal         Market
                                               Percent of Net Assets       Amount           Value
-------------------------------------------------------------------------------------------------------
Short-Term Investments                              1.65%
-------------------------------------------------------------------------------------------------------
Repurchase Agreement
 Goldman Sachs & Company
   Dated 4/30/98, 5.54%, due 5/01/98
   collateralized by $1,965,560 Federal Home
   Loan Mortgage Corporation, 7.00%, 2/01/28,
   market value $1,988,900 (cost $1,947,066)                           $ 1,947,066      $   1,947,066
-------------------------------------------------------------------------------------------------------
Total Investments (cost $162,348,456)             139.51%                                 164,384,445
-------------------------------------------------------------------------------------------------------
Other Assets less Liabilities                     (39.51%)                                (46,556,558)
-------------------------------------------------------------------------------------------------------
Net Assets                                        100.00%                               $ 117,827,887
-------------------------------------------------------------------------------------------------------

REMIC - Real Estate Mortgage Investment Conduit
ARM - Adjustable Rate Mortgage

(a) These are securities that may be resold to "qualified institutional buyers" under Rule 144A or securities offered pursuant to Section 4(2) of the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees.
(b) All or a portion of these securities are illiquid securities, and are valued using market quotations where readily available. In the absence of market quotations, the securities are valued based upon their fair value determined under procedures approved by the Board of Directors.
(c) Notional principal amount.
(d) A portion of these securities have been segregated as collateral for reverse repurchase agreements.


See notes to financial statements.

Mentor Income Fund
Statement of Assets and Liabilities
April 30, 1998 (Unaudited)
----------------------------------------------------------------------------




Assets
 Investments, at market value (cost $162,348,456)              $ 164,384,445
 Cash                                                              1,506,837
 Receivables
   Investments sold                                                1,772,296
   Dividends and interest                                          1,017,522
 Other                                                               180,045
----------------------------------------------------------------------------
  Total assets                                                   168,861,145
----------------------------------------------------------------------------
Liabilities
 Payables
   Investments purchased                                           4,830,916
   Reverse repurchase agreements                                  46,000,000
   Dividends                                                         153,813
 Accrued expenses and other liabilities                               48,529
----------------------------------------------------------------------------
  Total liabilities                                               51,033,258
----------------------------------------------------------------------------
Net Assets                                                     $ 117,827,887
============================================================================
Components of Net Assets
 Additional paid-in capital                                    $ 131,737,777
 Accumulated undistributed net investment income                      25,714
 Accumulated net realized loss on investment transactions        (15,971,593)
 Net unrealized appreciation of investments                        2,035,989
----------------------------------------------------------------------------
   Net Assets                                                  $ 117,827,887
   Shares Outstanding                                             11,817,776
----------------------------------------------------------------------------
Net Asset Value Per Share                                      $        9.97
============================================================================


See notes to financial statements.

Mentor Income Fund
Statement of Operations
Six Months Ended April 30, 1998 (Unaudited)
---------------------------------------------------------------------



Investment income
 Dividends                                                $ 5,990,346
---------------------------------------------------------------------
Expenses
 Management fee                                               382,608
 Administration fee                                            58,826
 Shareholder reports and postage expenses                      40,230
 Shareholder service fee                                       29,753
 Transfer agent fee                                            26,475
 Custodian and accounting fees                                 25,813
 Legal fees                                                    18,618
 Registration expenses                                         15,184
 Directors' fees and expenses                                   2,606
 Audit fees                                                     1,677
 Miscellaneous                                                  1,991
---------------------------------------------------------------------
  Total operating expenses                                    603,781
---------------------------------------------------------------------
 Interest expense                                           1,375,810
---------------------------------------------------------------------
  Total expenses                                            1,979,591
---------------------------------------------------------------------
Net investment income                                       4,010,755
---------------------------------------------------------------------
Realized and unrealized gain on investments and
interest-rate swaps
 Net realized loss on investments and interest-rate
   swaps (Note 2)                                          (1,120,453)
 Change in unrealized appreciation on investments          (1,529,337)
---------------------------------------------------------------------
   Net realized and unrealized loss on investments and
    interest-rate swaps                                    (2,649,790)
---------------------------------------------------------------------
Net increase in net assets resulting from operations      $ 1,360,965
=====================================================================


See notes to financial statements.

Mentor Income Fund
Statement of Cash Flows
Six Months Ended April 30, 1998 (Unaudited)
----------------------------------------------------------------------------



Cash Flows from Operating Activities:
 Net increase in net assets resulting from operations          $  1,360,965
 Adjustments to reconcile net increase in net assets from
   operations to net cash provided by operating activities:
   Purchase of investment securities                           (108,545,632)
   Proceeds from disposition of investments                     128,283,912
   Sale of short-term investments, net                           (1,199,335)
   Variation margin on interest-rate swaps                          (45,438)
   Decrease in dividends and interest receivable                    658,242
   Decrease in receivable for investments sold                    4,082,567
   Decrease in other assets                                        (111,860)
   Decrease in payable for investments purchased                (17,278,481)
   Decrease in accrued expenses and other liabilities              (302,710)
   Change in unrealized appreciation on investments               1,529,337
   Net realized loss on investments and
    interest-rate swaps                                           1,120,453
---------------------------------------------------------------------------
 Net cash provided by operating activities                        9,552,020
---------------------------------------------------------------------------
Cash Flows from Financing Activities:
 Decrease in reverse repurchase agreements                       (3,236,231)
 Cash distributions paid                                         (4,810,162)
---------------------------------------------------------------------------
 Net cash used in financing activities                           (8,046,393)
---------------------------------------------------------------------------
 Net increase in cash                                             1,505,627
---------------------------------------------------------------------------
Cash:
 Beginning of period                                                  1,210
---------------------------------------------------------------------------
 End of period                                                 $  1,506,837
===========================================================================


See notes to financial statements.

Mentor Income Fund
Statements of Changes in Net Assets



                                                 Six Months Ended
                                                  April 30, 1998        Year Ended
                                                   (Unaudited)       October 31, 1997
---------------------------------------------------------------------------------------
Net Increase (Decrease) in Net Assets
Operations
 Net investment income                            $   4,010,755       $   9,736,025
 Net realized loss on investments and
   interest-rate swaps                               (1,120,453)            602,516
 Change in unrealized appreciation on
   investments                                       (1,529,337)          2,065,727
---------------------------------------------------------------------------------------
   Net increase in net assets resulting from
    operations                                        1,360,965          12,404,268
---------------------------------------------------------------------------------------
Distributions to Shareholders
 From net investment income                          (4,845,202)         (9,930,537)
---------------------------------------------------------------------------------------
 Increase (Decrease) in net assets                   (3,484,237)          2,473,731
Net Assets
 Beginning of period                                121,312,124         118,838,393
---------------------------------------------------------------------------------------
 End of period (including accumulated
   undistributed net investment income of
   $25,714 and $860,161, respectively)            $ 117,827,887       $ 121,312,124
=======================================================================================

See notes to financial statements.

Mentor Income Fund, Inc.
Financial Highlights



                                            Six Months
                                              Ended
                                            April 30,                             Year Ended October 31,
                                               1998       -----------------------------------------------------------------------
                                           (Unaudited)         1997          1996          1995          1994           1993
                                        ----------------- ------------- ------------- ------------- -------------- --------------
Per Share Operating Performance
Net asset value, beginning of period       $   10.27        $  10.06      $  10.21      $   9.60       $  11.29       $  11.06
Income from investment operations
 Net investment income                          0.34            0.82          0.83          0.80           1.02           1.05
 Net realized and unrealized gain
   (loss) on investments                     (  0.23)           0.23         (0.14)         0.70          (1.75)          0.23
---------------------------------------    ---------        --------      ---------     --------       --------       --------
 Total from investment operations               0.11            1.05          0.69          1.50          (0.73)          1.28
Less distributions
 Distributions from net investment
   income                                    (  0.41)          (0.84)        (0.84)        (0.89)         (0.96)         (1.05)
---------------------------------------    ---------        ---------     ---------     ---------      --------       --------
Net asset value, end of period             $    9.97        $  10.27      $  10.06      $  10.21       $   9.60       $  11.29
---------------------------------------    ---------        ---------     ---------     ---------      --------       --------
Per share market price, end of period      $    8.75        $   9.38      $   9.00      $   8.88       $   8.25       $  10.50
Total Investment Return
 Based on market price                         (2.80%)         13.92%        11.24%        18.83%        (13.32%)        (6.91%)
 Based on net asset value                       1.30%          11.65%         8.08%        17.48%         (6.19%)        12.00%
---------------------------------------------------------------------------------------------------------------------------------
Ratios/Supplemental Data
Net assets, end of period
 (in thousands)                            $ 117,828        $ 121,312     $ 118,838     $ 120,617      $ 113,401      $ 133,077
Ratio of gross investment income to
 average net assets                            10.04%(a)        10.97%        11.12%        10.58%        12.18%         11.79%
Ratio of total operating expenses to
 average net assets                             1.01%(a)         1.08%         1.13%         1.09%         1.22%          1.09%
Ratio of total expenses to average
 net assets                                     3.32%(a)         2.78%         2.84%         2.39%         2.38%          2.48%
Ratio of net investment income to
 average net assets                             6.72%(a)         8.19%         8.28%         8.19%         9.80%          9.31%
Portfolio turnover rate                        63.43%           70.50%       189.71%       153.92%       173.71%        269.16%
Shares outstanding at end of period
 (in thousands)                               11,818           11,818        11,818        11,818        11,818         11,786
=================================================================================================================================

(a) Annualized.


See notes to financial statements.

Mentor Income Fund, Inc.
Notes to Financial Statements
April 30, 1998 (Unaudited)

Note 1: Organization
Mentor Income Fund, Inc. ("the Fund") is registered under the Investment Company Act of 1940 as a diversified, closed-end management investment company.


Note 2: Significant Accounting Policies
The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. The policies are in conformity with generally accepted accounting principles which require management to make estimates and assumptions that affect amounts reported therein. Although actual results could differ from these estimates, any such differences are expected to be immaterial to the net assets of the Fund.


(a) Valuation of Securities


The Fund values mortgage-backed securities, mortgage-related, asset-backed and other debt-related securities on the basis of valuations provided by dealers approved by the Fund's Board of Directors. In determining value, the dealers use information with respect to transactions in such securities, various relationships between securities, and yield to maturity. Exchange-traded options are valued at the closing sales price or the average of the quoted bid and asked price. Any securities or other assets for which current market quotations are not readily available are valued at their fair value as determined in good faith under procedures established by and under the general supervision and responsibility of the Fund's Board of Directors.


(b) Repurchase Agreements


It is the policy of the Fund to require the custodian bank to take possession, to have legally segregated in the Federal Reserve Book entry system, or to have segregated within the custodian bank's vault all securities held as collateral in support of repurchase agreement investments. Additionally, procedures have been established by the Fund to monitor, on a daily basis, the market value of each repurchase agreement's underlying securities to ensure the existence of a proper level of collateral.


The Fund will only enter into repurchase agreements with banks and other

Mentor Income Fund, Inc.
Notes to Financial Statements
(continued)

recognized financial institutions such as broker/dealers which are deemed by the Fund's advisor to be creditworthy pursuant to guidelines established by the Fund's Board of Directors. Risks may arise from the potential inability of counterparties to honor the terms of the repurchase agreement. Accordingly, the Fund could receive less than the repurchase price on the sale of collateral securities.


(c) Options


In order to produce incremental earnings or protect against changes in the value of portfolio securities, the Fund may buy and sell put and call options, write covered call options on portfolio securities.


The Fund generally purchases put options or writes covered call options to hedge against adverse movements in the value of portfolio holdings. The Fund may also use options for speculative purposes, although it does not employ options for this at the present time. The Fund will segregate assets to cover their obligations under option contracts.

Options contracts are valued daily based upon the last sales price on the principal exchange on which the option is traded and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss upon the expiration or closing of the option transaction. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of the security for a purchased put or call option is adjusted by the amount of premium received or paid.


The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of not being able to enter into a closing transaction if a liquid secondary market does not exist. The Fund may also write over-the-counter options where the completion of the

Mentor Income Fund, Inc.
Notes to Financial Statements
(continued)

obligation is dependent upon the credit standing of the counterparty.


(d) Futures Contracts


In order to gain exposure to or protect against declines in security values, the Fund may buy and sell futures contracts. The Fund may also buy or write put or call options on these futures contracts.


The Fund generally sells futures contracts to hedge against declines in the value of portfolios securities. The Fund may also purchase futures contracts to gain exposure to market changes as it may be more efficient or cost effective than actually buying securities. The Fund will segregate assets to cover its commitments under such speculative futures contracts.


Upon entering into a futures contract, the Fund is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed.


Risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities. At April 30, 1998, the Fund had no open futures contracts.


(e) Dollar-Rolls


A dollar-roll is a simultaneous agreement to sell a security held in the Fund's portfolio with a purchase of a similar security at a future date at an agreed-upon price. The difference between the sale and repurchase price is recorded as interest income to the Fund. Dollar-rolls are accounted for as financing transactions by the Fund and no gain or loss is recognized, provided that the sale and subsequent repurchase involve substantially identical securities. If the counterparty to the transaction is rendered insolvent, the ultimate realization of the securities to be

Mentor Income Fund, Inc.
Notes to Financial Statements
(continued)

repurchased by the Fund may be delayed or limited.


(f) Short Sales


A short sale is a transaction in which the Fund sells a security it does not own in anticipation that the market price of the security will decline. If the price of the security sold short increases between the time of the short sale and the time the Fund must deliver the security, the Fund realizes a loss.


(g) Interest-Rate Swap


An interest-rate swap is a contract between two parties on a specified principal amount (referred to as the notional principal) for a specified period. In the most common instance, a swap involves the exchange of streams of variable and fixed-rate interest payments. During the term of the swap, changes in the value of the swap are recognized as unrealized gains and losses by marking-to-market to reflect the market value of the swap. When the swap is terminated, the Fund will record a realized gain or loss. For the six months ended April 30, 1998, the Fund had realized losses of $44,201 in connection with closed interest-rate swap agreements. As of April 30, 1998, the Fund had no outstanding interest-rate swap contracts.


(h) Interest-Rate Cap


An interest-rate cap is similar to an interest-rate swap, except that one party agrees to pay a fee, while the other party pays the excess, if any, of a floating rate over a specified fixed rate. No collateral is provided by the counterparty to the transaction and as such the Fund is exposed to credit risk in the event of non-performance by the other party to the interest-rate cap.


(i) Residual Interests


The Fund invests in mortgage security residual interests ("residuals") which are considered derivative securities. A derivative security is any investment that derives its value from an underlying security, asset, or market index. The Fund's investment in residuals has been primarily in securities issued by proprietary mortgage trusts. While these

Mentor Income Fund, Inc.
Notes to Financial Statements
(continued)

entities have been highly leveraged, often having indebtedness of up to 95% of their total value, the Fund has not incurred any indebtedness in the course of making these residual investments; nor have the Fund's assets been pledged to secure the indebtedness of the issuing structure or the Fund's investment in the residuals. In consideration of the risk associated with investment in residual securities, it is the Fund's policy to limit its exposure at the time of purchase to no more than 20% of its total assets. The Fund will continue to invest in residual securities because, in the opinion of the Investment Manager, these investments can play a key role in fulfilling the Fund's objective of achieving high monthly income through providing a means of economic leverage.


(j) Security Transactions and Investment Income


Security transactions are recorded on the trade date. Realized gains and losses from security transactions are reported on an identified-cost basis. Income and expenses are recorded on the accrual basis with interest income on principal-only securities, interest-only securities and residual interests determined using the effective-yield method based upon estimates of future net cash flows. Estimated effective yields are periodically updated consistent with changes in interest rates and prepayment assumptions. Premiums and discounts on mortgage securities and collateralized mortgage obligations are amortized into interest income using the effective-yield method.


(k) Federal Income Taxes


No provision for federal income or excise taxes is required since the Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income to its shareholders.


(l) Reclassification of Capital Accounts


Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Accordingly, periodic reclassifications are made within the Fund's capital accounts to reflect income and gains available for distribution under income tax regulations.

Mentor Income Fund, Inc.
Notes to Financial Statements
(continued)

(m) Distributions to Shareholders


The Fund declares and distributes dividends monthly from net investment income and annually from net realized capital gains after offsetting capital-loss carryovers. Reinvestment of income distribution is a non-cash transaction.


Note 3: Investment Transactions
Cost of purchases and proceeds from sales of investment securities, other than short-term investments, options, caps, and futures transactions, aggregated $108,545,632 and $113,180,921 respectively, for the six months ended April 30, 1998. At April 30, 1998, the cost of securities for federal income-tax purposes was $160,401,390 and net unrealized appreciation aggregated $2,035,989 of which $3,493,708 related to appreciated securities and $1,457,719 related to depreciated securities. The Fund had an unused realized capital loss carryforward for income-tax purposes of $13,825,362 at October 31, 1997, of which $170,636 expires in 2000, $11,955,561 expires in 2002 and $1,699,165 expires in 2004.

Note 4: Investment Management and Administration Agreements
Mentor Advisors, LLC ("Mentor Advisors"), the Fund's investment adviser, receives for its services an annual investment advisory fee of 0.65% based on Fund's average daily net assets. Mentor Advisors is a wholly-owned subsidiary of Mentor Investment Group, LLC ("Mentor"), which is in turn a partially owned subsidiary of Wheat First Union. EVEREN Capital Corporation owns 20% of outstanding interest in Mentor. Mentor provides administrative personnel and services to the Fund at an annual rate of 0.10% of the Fund's average daily net assets.


Note 5: Borrowings
The Fund enters into reverse repurchase agreements with qualified third-party broker-dealers as determined by and under the direction of the Fund's Board of Directors. Interest on the value of reverse repurchase agreements issued and outstanding is based upon competitive market rates at the time of issuance. At the time the Fund enters into a reverse repurchase agreement, it will establish and maintain a segregated account with the

Mentor Income Fund, Inc.
Notes to Financial Statements
(continued)

lender containing securities having a value not less than the repurchase price (including accrued interest). If the counterparty to the transaction is rendered insolvent, the ultimate realization of the securities to be repurchased by the Fund may be delayed or limited.


The average daily balance of reverse repurchase agreements outstanding during the six months ended April 30, 1998 was approximately $18,063,202 or $1.53 per share based on average shares outstanding of 11,817,776 during the period at a weighted average interest rate of 5.59%. The maximum amount of borrowings outstanding at any weekend during the period was $58,063,531 (including accrued interest) as of January 29, 1998, at a weighted average interest rate of 5.63%, and was 31.59% of total assets. The average rate on the April 30, 1998, borrowing was 5.57% and matures on May 4, 1998.


Note 6: Capital Share Transactions
The Fund has authorized 200,000,000 shares of $.01 par value common stock. At April 30, 1998, there were 11,817,776 shares issued and outstanding, including, 1,151,463 shares issued under the Fund's reinvestment plan and 666,313 from an equity rights offering which occurred from December 23, 1991 to January 31, 1992. During the six months ended April 30, 1998, no shares were issued.

Mentor Income Fund, Inc.
Notes to Financial Statements
(continued)

Note 7: Quarterly Results of Operations (unaudited)
Shown in thousands of dollars and per common share:



                                                                                              Increase(Decrease)
                         Investment           Net Investment           Net Gain(Loss)           in Net Assets
                           Income                 Income               on Investment           from Operations
                   ---------------------- ---------------------- -------------------------- ----------------------
                                  Per                    Per                        Per                    Per
Quarter End           Total      Share       Total      Share        Total         Share       Total      Share
------------------ ---------- ----------- ---------- ----------- ------------- ------------ ---------- -----------
1998
April 30, 1998      $ 2,233    $   0.25    $ 1,900    $   0.16     $  (1,937)   $   (0.17)   $   (37)   $  (0.01)
January 31, 1998      3,757        0.32      2,111        0.17          (713)       (0.06)     1,398        0.12
1997
October 31, 1997    $ 3,095    $   0.26    $ 2,459    $   0.21     $    (512)   $   (0.04)   $ 1,947    $   0.16
July 31, 1997         3,545        0.30      2,551        0.21         4,579         0.39      7,130        0.60
April 30, 1997        3,303        0.28      2,423        0.21            11            -      2,434        0.21
January 31, 1997      3,096        0.26      2,303        0.19        (1,410)       (0.12)       893        0.08

Year 2000


The Fund receives services from a number of providers which rely on the smooth functioning of their respective systems and the systems of others to perform those services. It is generally recognized that certain systems in use today may not perform their intended functions adequately after the Year 1999 because of the inability of computer software to distinguish the Year 2000 from the Year 1900. Mentor Advisors is taking steps that it believes are reasonably designed to address this potential "Year 2000" problem and to obtain satisfactory assurances that comparable steps are being taken by each of the Fund's other major service providers. There can be no assurance, however, that these steps will be sufficient to avoid any adverse impact on the Fund from this problem.

Mentor Income Fund, Inc.
Notes to Financial Statements
(continued)

Additional Information (unaudited)


Shareholders of the Fund considered and acted upon the proposals listed below at a special meeting of shareholders held Monday December 22, 1997. In addition, below each proposals are the results of that vote.


1.  To elect the following Trustees:





                                  Affirmative     Withheld

     Arch T. Allen, III           10,853,648      245,150
     Arnold H. Dreyfuss           10,854,421      244,377
     Thomas F. Keller             10,851,187      247,611
     Louis W. Moelchert, Jr.      10,856,817      241,981
     Troy A. Peery, Jr.           10,854,287      244,511
     Peter J. Quinn, Jr.          10,850,559      248,239


2. To approve a new management contract between the Fund and Mentor Investment Advisors, LLC to take effect upon the merger of Wheat First Butcher Singer, Inc., with First Union Corporation:




  Affirmative          10,736,298
  Against              164,378
  Abstain              198,122


3. To approve a new management contract between the Fund and Mentor Investment Advisors, LLC in contemplation of the potential acquisition of an additional interest in Mentor Investment Group, LLC by EVEREN Securities Holdings,
    Inc.:




  Affirmative          10,659,171
  Against              206,540
  Abstain              233,087

Shareholder Information

Investment Manager
 Corporate Office
     Mentor Investment Advisors, LLC
     Riverfront Plaza, 901 East Byrd Street
     Richmond, Virginia 23219


 Investor Relations Office
     1-800-382-0016


 Operations Office
     Riverfront Plaza, 901 East Byrd Street
     Richmond, Virginia 23219


Transfer Agent and Registrar
     State Street Bank & Trust Company
     Post Office Box 366
     Boston, Massachusetts 02101
     (800) 426-5523


Custodian
    Investor Fiduciary Trust Company
    811 Main - 11th Floor
    Kansas City, Missouri 64105


Independent Auditors
    KPMG Peat Marwick LLP
    99 High Street
    Boston, Massachuetts 02110


Legal Counsel
     Ropes & Gray
     One International Place
     Boston, Massachusetts 02110



Directors and Officers


Directors
     Daniel J. Ludeman, Chairman
     Arch T. Allen III
     Jerry R. Barrentine
     Arnold H. Dreyfuss
     Weston E. Edwards
     Thomas F. Keller
     Louis W. Molechert
     J. Garnett Nelson
     Troy A. Peery
     Peter J. Quinn


Officers
     Paul F. Costello, President
     Terry L. Perkins, Treasurer
     Geoffry B. Sale, Secretary
     Michael A. Wade, Assistant Treasurer





                            Mentor Income Fund, Inc.



                     ------------------------------------
                               SEMI-ANNUAL REPORT
                     ------------------------------------
                                 April 30, 1998







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